Sentinel Group Funds, Inc.

Sentinel Growth Leaders Fund

Summary Prospectus

Class A, Class C and Class I Shares

March 30, 2010

Class	Ticker Symbol
Class A	BRFOX
Class C	SGLFX
Class I	SIGLX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.sentinelinvestments.com by selecting “Forms and Literature” from the homepage.  You can also get this information at no cost by calling 1-800-282-FUND (3863), or by sending an e-mail request to service@sentinelinvestments.com. The Fund’s prospectus and statement of additional information, both dated March 30, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in shares of the Sentinel Funds that include Class A shares.  More information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 79 of the Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 53 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None*	1.00%	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.30%	0.98%	None
Other Expenses	0.47%	1.04%	0.68%
Total Annual Fund Operating Expenses	1.67%	2.92%	1.58%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$ 661	$ 1,000	$ 1,362	$ 2,377
Class C	395	904	1,538	3,242
Class I	161	499	860	1,878

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class C	$ 295	$ 904	$ 1,538	$ 3,242

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a non-diversified fund that normally invests in a core position of 20-30 common stocks selected for their growth potential.

As a non-diversified fund with fewer securities than a diversified portfolio, there is greater risk in that each holding has a greater impact on performance, either positively or negatively.

Sentinel looks to invest in companies that are expected to grow as a result of the potential long-term return from their investment in research, development, capital spending and market expansion. In addition, Sentinel looks for companies that it perceives to be attractively valued relative to their future growth prospects, as well as to that of the market as a whole.  Sentinel utilizes a blended “top-down” and “bottom-up” approach.  In top-down analysis, focus is on such macroeconomic factors as inflation, interest and tax rates, currency and political climate.  In bottom-up analysis, focus is on company-specific variables, such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise, as well as on financial characteristics, such as returns on sales and equity, debt/equity ratios and earnings and cash flow growth.

The Fund may invest in any economic sector, and at times, it may emphasize one or more particular sectors.  The Fund may invest up to 25% of its net assets in a single industry, and the Fund may invest up to 25% of its net assets in securities of foreign issuers, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Sentinel expects to sell Fund holdings when the valuation of the underlying company relative to its future growth rate appears to have become excessive, when the fundamentals of a company are perceived to be deteriorating, or when more attractive alternative investments surface.

Principal Investment Risks

You could lose money by investing in the Fund.  The following is a summary description of the principal risks of investing in the Fund:

•         Stock Market and Selection Risk.  The stock market may go down in value, and may go down sharply and unpredictably.  The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.

•         Investment Style Risk.  The “growth” stocks in the Fund’s portfolio may be more volatile than the portfolio manager anticipated, and the “value” stocks may not increase in price or pay dividends as the manager had anticipated.

•         Sector Risk.  Investments in a particular sector may trail returns from other economic sectors.

•         General Foreign Securities Risk.  Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political or social instability in the particular foreign country or region.

•         Non-diversified Risk.  The Fund is a non-diversified fund, meaning that it may hold fewer securities than a diversified portfolio and may take larger positions in individual securities.  As a result, the Fund may be more affected by the performance of a particular security than a fund investing in a broader range of securities.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance.  The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period.  Sales charges are not reflected in the bar chart.  If sales charges were reflected, returns would be less than those shown.  However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period.  How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

Performance for the Fund prior to March 17, 2006 is based on the performance of its predecessor, the Bramwell Focus Fund, which was offered without a sales charge, restated to reflect the sales charges of the Class A and Class C shares, respectively.  Performance prior to March 17, 2006 does not reflect the higher Rule 12b-1 fees for Class A shares in effect on and after March 17, 2006.  If it did, returns would be lower.  Performance of Class C shares prior to March 17, 2006 (the inception date for the Class C shares) has been adjusted for the higher estimated expenses of those shares.  Performance of the Class I shares from March 17, 2006 to August 27, 2007 (the inception date for the Class I shares) is based on the Fund’s Class A shares, restated to reflect that Class I shares are offered without a sales charge.

Inception: 1999 (the inception of the Fund’s predecessor)

Annual Total Return for Class A Shares (%) as of December 31

             2000         2001         2002         2003         2004          2005          2006          2007         2008          2009

During the ten-year period shown in the above bar chart, the highest return for a quarter was 14.20% (quarter ended December 31, 2001) and the lowest return for a quarter was -19.38% (quarter ended September 30, 2008).

Average Annual Total Return

For the periods ended December 31, 2009	1 Year	5 Years	10 Years
Return Before Taxes: Class A	19.03	1.44	-1.12
Return After Taxes on Distributions: Class A	19.02	1.35	-1.20
Return After Taxes on Distributions and Sale of Fund Shares: Class A1	12.39	1.25	-0.96
Return Before Taxes: Class C	22.75	0.98	-1.89
Return Before Taxes: Class I	25.41	1.93	-0.89
Russell 1000® Growth Index (Reflects no deduction for fees, expenses or taxes)	37.21	1.63	-3.99
Standard & Poor’s 500 Index (Reflects no deduction for fees, expenses or taxes)[2]	26.46	0.42	-0.95

1      Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

2      The Standard & Poor’s 500 Index consists of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. The Fund compares its performance to this index because Fund management believes it is an appropriate alternative measure of the Fund’s investment strategy.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser.  Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Manager.  Elizabeth R. Bramwell, Senior Vice President with Sentinel, has been the portfolio manager of the Fund or its predecessor since the Fund’s inception in 1999.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business by written request, wire transfer, telephone or online.

By mail Sentinel Administrative Services, Inc. P.O. Box 1499 Montpelier, VT 05601-1499	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

Investors who wish to purchase or redeem Fund shares by wire transfer should contact the Funds at 1-800-282-FUND (3863). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic Investment Plan
	Initial	Subsequent	Initial	Subsequent
Classes A and C	$1,000	$50	$1,000	$50	$50

Class I:  Class I shares are only available to institutional investors, with certain limited exceptions.  There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.  In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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